UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

LEAGUE NOW HOLDINGS CORPORATION,

(Exact name of registrant as specified in its charter)

Florida	333-148987	20-35337265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6980 South Edgerton Road, Brecksville, Ohio 44141

(Address of principal executive offices and Zip Code)

(440) 546-9440

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

		Page
Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement	3

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities	3

Section 9 – Financial Statements and Exhibits

Item 9.01	(d) Exhibits	4

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Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Information called for by this item is contained in Item 2.03 below, which item is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 11, 2012, League Now Holdings Corporation (the “Company”) sold and issued a Convertible Promissory Note (the “Note”) to Asher Enterprises, Inc. (“Asher”) in the principal amount of $53,000 pursuant to the terms of a Securities Purchase Agreement (the ” Purchase Agreement”) of even date therewith. Asher is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

The Note, together with accrued interest at the annual rate of eight percent (8%), is due on April 10, 2013 (the “Maturity Date”). The Note is convertible into the Company’s common stock commencing one hundred eighty (180) days from the date of issuance at a conversion price equal to 60% of the Market Price of the Company’s common stock on the date of conversion. “Market Price” is defined in the Note as the average of the lowest three (3) trading prices for the Company’s common stock during the ten (10) trading days prior to the conversion date. The Company has the right to prepay the Note at any time from the date of issuance until the 180th day the Note was issued at an amount equal to 135% of (i) the then outstanding principal amount of the Note, including accrued and unpaid interest due on the prepayment date.

The foregoing description of the Securities Purchase Agreement, and the Note, is qualified, in its entirety, by reference to each agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

As described above in Item 2.03 (incorporated herein by reference), on July 11, 2012, the Company issued and sold a Note in the principal amount of $53,000 In connection with the sale of the Note, the Company relied upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified, in its entirety, by reference to the Note, a , copy of which are attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference in response to this Item 3.02.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exh. No.	Date	Document

10.0	July 11, 2012	Securities Purchase Agreement*
10.1	July 11, 2012	Convertible Promissory Note *

 ____________________________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2012	LEAGUE NOW HOLDINGS CORPORATION

By:	/s/ John Bianco
John Bianco, Chief Executive Officer

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